                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[236,000,000] (APPROXIMATE)
                              OFFERED CERTIFICATES

                              TERWIN MORTGAGE TRUST
                           ASSET-BACKED CERTIFICATES,
                              SERIES TMTS 2004-3HE

                             [THE WINTER GROUP LOGO]

                      CHASE MANHATTAN MORTGAGE CORPORATION
                                 MASTER SERVICER

     COUNTRYWIDE HOME LOANS SERVICING LP AND SPECIALIZED LOAN SERVICING, LLC
                                    SERVICERS

                               JPMORGAN CHASE BANK
                  SECURITIES ADMINISTRATOR AND BACK-UP SERVICER

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                                 MARCH 30, 2004

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE


                                   TERM SHEET
                                 MARCH 30, 2004

                              TERWIN MORTGAGE TRUST
                 ASSET-BACKED CERTIFICATES, SERIES TMTS 2004-3HE

                $[236,000,000] (APPROXIMATE) OFFERED CERTIFICATES
                               SUBJECT TO REVISION

                                                                                 PAYMENT WINDOW
                      APPROX                             WAL (YRS) (CALL(4)/       (CALL (4)/
    CLASS            SIZE ($)            COUPON               MATURITY)             MATURITY)
---------------------------------------------------------------------------------------------------
CLASS A            204,375,000    LIBOR + [ ] (1), (2)       2.50 / 2.75         1 - 88 / 1 - 213

CLASS A-X(10)        Notional           0.12%(6)

CLASS M-1-X(10)      Notional           0.10%(7)

CLASS M-2-X(10)      Notional           0.10%(8)

CLASS M-3-X(10)      Notional           0.08%(9)

CLASS M-1           15,375,000    LIBOR + [ ] (1), (3)       4.95 / 5.52       40 - 88 / 40 - 169

CLASS M-2           13,125,000    LIBOR + [ ] (1), (3)       4.88 / 5.37       38 - 88 / 38 - 153

CLASS M-3            3,125,000    LIBOR + [ ] (1), (3)       4.84 / 5.25       38 - 88 / 38 - 129

CLASS B-1(11)        3,750,000    LIBOR + [ ] (1), (3)

CLASS B-2(11)        3,125,000    LIBOR + [ ] (1), (3)

CLASS B-3(11)        3,125,000    LIBOR + [ ] (1), (3)

TOTAL:             246,000,000

                                                  EXPECTED     STATED
                                                    FINAL       FINAL
                   PAYMENT      INTEREST          MATURITY    MATURITY   EXPECTED RATINGS
    CLASS           DELAY        ACCRUAL             (4)         (5)      (MOODY'S/S&P)
-----------------------------------------------------------------------------------------
CLASS A               0         Actual/360         08/2011     3/2035        Aaa/AAA

CLASS A-X(10)                Not Offered Hereby

CLASS M-1-X(10)              Not Offered Hereby

CLASS M-2-X(10)              Not Offered Hereby

CLASS M-3-X(10)              Not Offered Hereby

CLASS M-1             0            Actual/360       08/2011     3/2035       Aa2/AA+

CLASS M-2             0            Actual/360       08/2011     3/2035        A2/A+

CLASS M-3             0            Actual/360       08/2011     3/2035         A3/A

CLASS B-1(11)                Not Offered Hereby

CLASS B-2(11)                Not Offered Hereby

CLASS B-3(11)                Not Offered Hereby

TOTAL:

1)   Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A Certificates will increase to 2x its margin with respect to each subsequent Distribution Date.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates will increase to 1.5x their respective margins with respect to each subsequent Distribution Date.

4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate collateral. Assumes 10% call.

5)   Assumes latest maturity date of Mortgage Loans plus one year.

6) The Class A-X Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class A-X notional balance, which with respect to any Distribution Date, will equal the outstanding certificate principal balance of the A Certificates.

7) The Class M-1-X Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class M-1-X notional balance, which with respect to any Distribution Date, will equal the outstanding certificate principal balance of the M-1 Certificates.

8) The Class M-2-X Certificates will be interest-only certificates and will not receive any principal payments, but will accrue

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

          interest on the Class M-2-X notional balance, which with respect to any Distribution Date, will equal the outstanding certificate principal balance of the M-2 Certificates.

     9) The Class M-3-X Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class M-3-X notional balance, which with respect to any Distribution Date, will equal the outstanding certificate principal balance of the M-3 Certificates.

     10) The Class A-X, Class M-1-X, Class M-2-X and Class M-3-X Certificates will be publicly offered, and will be offered pursuant to the prospectus supplement. The information presented herein for the Class A-X, Class M-1-X, Class M-2-X and Class M-3-X Certificates is provided to assist your understanding of the other Offered Certificates.

     11) The Class B-1, Class B-2 and Class B-3 Certificates will be privately placed, and will not be offered pursuant to the prospectus supplement. The information presented herein for the Class B-1, Class B-2 and Class B-3 Certificates is provided to assist your understanding of the Offered Certificates.

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659          scott_soltas@ ml.com
Charles Sorrentino            212-449-3659          charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752          matt_whalen@ml.com
Paul Park                     212-449-6380          paul_park@ml.com
Tom Saywell                   212-449-2122          tom_saywell@ml.com
Fred Hubert                   212-449-5071          fred_hubert@ml.com
Alan Chan                     212-449-8140          alan_chan@ml.com
Alice Chang                   212-449-1701          alice_chang@ml.com
Sonia Lee                     212-449-5067          sonia_lee@ml.com
Amanda Dezutter               212-449-0725          amanda_dezutter@ml.com

ABS RESEARCH
Glenn Costello                212-449-4457          glenn_costello@ ml.com

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE


TITLE OF CERTIFICATES      Terwin Mortgage Trust Asset-Backed Certificates,
                           Series TMTS 2004-3HE

                           Class A and Class A-X Certificates (the "Senior Certificates"),
                           Class M-1, Class M-2, Class M-3, Class M-1-X, Class M-2-X and Class M-3-X Certificates (collectively, the "Class M Certificates" and together with the Senior Certificates, the "Offered Certificates"),
                           Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates")

UNDERWRITERS               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                           and Terwin Capital LLC

SELLER                     Terwin Advisors LLC

MASTER SERVICER            Chase Manhattan Mortgage Corporation

SERVICERS                  Countrywide Home Loans Servicing LP and Specialized
                           Loan Servicing, LLC.

BACK-UP SERVICER           JPMorgan Chase Bank

TRUSTEE                    U.S. Bank National Association

SECURITIES ADMINISTRATOR   JPMorgan Chase Bank

LOSS MITIGATION ADVISOR    The Murrayhill Company

CUT-OFF DATE               April 1, 2004

PRICING DATE               On or about April [1], 2004

CLOSING DATE               On or about April [27], 2004

DISTRIBUTION DATES         Distribution of principal and interest on the
                           Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in May
                           2004.

ERISA CONSIDERATIONS       The Certificates will be ERISA eligible as of the
                           Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                           Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT           It is expected that the Certificates will constitute
                           "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                 For federal income tax purposes, the Trust Fund will
                           include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                           ("REMIC").

OPTIONAL TERMINATION       Countrywide Home Loans Servicing LP (with the consent
                           of the party specified in the Prospectus Supplement) has the option to terminate the trust when the aggregate stated principal balance of the Mortgage
                           Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

PRE-FUNDED AMOUNT:         On the Closing Date, a portion of the proceeds from
                           the sale of the Certificates up to approximately 25% of the aggregate principal balance of the Certificates issued on the Closing Date (the
                           "Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding
                           Account") and used by the trust to purchase Mortgage
                           Loans after the Closing Date. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be distributed as principal to the Certificates in the case of amounts remaining, which had been allocated to fund the purchase of subsequent Mortgage Loans.

                           If specified in the prospectus supplement, on the Closing Date, the Seller will establish a segregated account (the "Capitalized Interest Account"), which will be applied to cover shortfalls in the amount of interest generated by the Mortgage Loans attributable to the pre-funding feature.

PRE-FUNDING PERIOD:        From the Closing Date to and including a date, to be
                           specified in the Prospectus Supplement, not later than 90 days following the Closing Date.

MORTGAGE LOANS             The mortgage pool will consist of fixed rate and
                           adjustable rate, first lien, sub-prime mortgage loans
                           ("Initial Mortgage Loans") underwritten to The Winter
                           Group program Underwriting Guidelines or the guidelines of the applicable originators and will be serviced by Countrywide Home Loans Servicing LP and
                           Specialized Loan Servicing, LLC.

                           The Pre-Funded Amount will be used to purchase certain mortgage loans during the Pre-Funding Period (the "Subsequent Mortgage Loans" and together with the Initial Mortgage Loans, the "Mortgage Loans"). At the end of the Pre-Funding Period it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately [$250,000,000].

TOTAL DEAL SIZE            Approximately $[246,000,000]

ADMINISTRATIVE FEES        The Master Servicer, Servicers, Securities
                           Administrator, Trustee, Back-up Servicer and Loss
                           Mitigation Advisor will be paid fees aggregating to a weighted average of approximately 53.2 bps per annum
                           (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS

                           1. Excess Interest
                           2. Over-Collateralization
                           3. Subordination

MORTGAGE INSURANCE         As of the cut-off date, approximately 3.83% of the
                           mortgage loans will be covered by borrower-paid mortgage insurance policies.

EXCESS INTEREST            Excess Interest cashflow will be available as credit
                           enhancement.

OVER-COLLATERALIZATION     The over-collateralization ("O/C") amount is equal to
                           the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately [1.60]% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 1.60% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is maintained.

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

                           Initial: [1.60]% of original principal balance of the
                                    Mortgage Loans
                           Target: [1.60]% of original principal balance of the
                                    Mortgage Loans before stepdown [3.20]% of current principal balance of the Mortgage Loans on or after stepdown
                           Floor: 0.50% of original principal balance of the Mortgage Loans

SUBORDINATION:                   CLASSES     RATING (M/S)     SUBORDINATION (1)
                                 -------     ------------     -----------------
(1) includes OC                  Class A       Aaa / AAA           18.25%
                                Class M-1      Aa2 / AA+           12.10%
                                Class M-2       A2 / A+             6.85%
                                Class M-3       A3 / A              5.60%
                                Class B-1      Baa1 / A-            4.10%
                                Class B-2     Baa2 / BBB+           2.85%
                                Class B-3     Baa3 / BBB            1.60%

CLASS SIZES:                     CLASSES     RATING (M/S)        CLASS SIZES
                                 -------     ------------        -----------
                                 Class A       Aaa / AAA           81.75%
                                Class M-1      Aa2 / AA+            6.15%
                                Class M-2       A2 / A+             5.25%
                                Class M-3       A3 / A              1.25%
                                Class B-1      Baa1 / A-            1.50%
                                Class B-2     Baa2 / BBB+           1.25%
                                Class B-3     Baa3 / BBB            1.25%

INTEREST ACCRUAL           Interest for the Certificates (other than the Class
                           A-X, Class M-1-X, Class M-2-X and Class M-3-X
                           Certificates) will initially accrue from the Closing
                           Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date, on an actual/360 basis. The interest accrual period for the Class A-X, Class M-1-X, Class M-2-X and Class M-3-X
                           Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the Distribution Date occurs, calculated on a 30/360 basis.

COUPON STEP UP             If the 10% clean-up call for the Certificates is not
                           exercised on the first distribution date on which it is exercisable, (i) the margin on the Class A
                           Certificates will increase to 2x its margin, and (ii) the margins on the Class M-1, Class M-2, Class M-3,
                           Class B-1, Class B-2, and Class B-3 Certificates will increase to 1.5x their respective margins.

AVAILABLE FUNDS CAP        The pass-through rates of the Class A, the Class M-1,
                           Class M-2, Class M-3, Class B-1, Class B-2, and Class
                           B-3 Certificates will be subject to the "Available
                           Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, less the current interest on the Class A-X, Class M-1X, Class M-2X and Class M-3X
                           Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the Administrative Fees.

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

1ML CAP CONTRACT           The trust fund will own a one-month LIBOR Cap
                           contract purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar, and up to and not exceeding the upper collar, with respect to such Distribution Date shown in the tables appearing on page 25. Payments received on the cap contracts will be available to pay Carryover to the holders of the Certificates (other than Carryover resulting from the fact that realized losses are not allocated to the Class A Certificates after the aggregate principal balance of the Class M and Class B Certificates has been reduced to zero).

MAXIMUM RATE CAP           The pass-through rate of the Certificates (other then
                           the Class A-X, Class M-1-X, Class M-2-X, Class M-3-X
                           Certificates) will also be subject to the "Maximum
                           Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and Net
                           Mortgage Rates on the fixed rate mortgage loans, multiplied by 30 and divided by the actual number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT    If on any Distribution Date the pass-through rate is
                           limited by the Available Funds Cap, the amount of additional interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid
                           (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY          1.   Repayment of any unreimbursed Servicer advances.
<Preliminary and
Subject to Revision>       2.   Administrative Fees.

                           3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A and Class A-X Certificates, then monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class M-1 Certificates and Class M-1-X Certificates, then concurrently, to the Class M-2 and Class M-2-X Certificates, then concurrently, to the Class M-3 and Class M-3-X Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates and then to the Class B-3 Certificates.

                           4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                           5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to maintain O/C to the required level.

                           6. Excess interest to pay Class M and Class B Certificates principal shortfalls.

                           7.   Excess interest to pay Carryover on the
                                Certificates (other then the Class A-X, Class M-1-X, Class M-2-X, Class M-3-X Certificates) resulting from imposition of the Available Funds Cap (1).

                           8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Certificates (1).

                           (1) Amounts received on the 1ML Cap contract will only be available to the Certificates to make payments in respect of Carryover (other than Carryover resulting from the fact that realized losses is not allocated to the Class A Certificates after the aggregate principal balance of the Class M and Class B Certificates has been reduced to zero). Any amounts received on the 1ML Cap contract not used to pay such Carryover will be paid to certificates other than the Certificates.

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     All scheduled and unscheduled principal received from the Mortgage Loans plus excess interest to the extent distributable as principal to maintain O/C at the required level will be paid to the Class A Certificates.

     After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amount referred to above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, and seventh to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

                             CLASS A                         36.50%*
                             CLASS M-1                       24.20%*
                             CLASS M-2                       13.70%*
                             CLASS M-3                       11.20%*
                             CLASS B-1                        8.20%*
                             CLASS B-2                        5.70%*
                             CLASS B-3                        3.20%*

                                                            *Includes O/C

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)   The Distribution Date is on or after the May 2007 Distribution Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii) A Step Down Loss Trigger Event does not exist.

SUBORDINATE                The first Distribution Date on which the Senior
CLASS PRINCIPAL            Enhancement Percentage (i.e., the sum of the
DISTRIBUTION DATE          outstanding principal balance of the Class M and
                           Class B Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage (including
                           O/C), which is equal to two times the initial AAA subordination percentage.

                           SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                           36.50%
                           or
                           (16.65% + 1.60%)*2

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

STEP DOWN LOSS           The situation that exists with respect to any
TRIGGER EVENT            Distribution Date after the Stepdown Date, if (a) the
<Preliminary and         quotient of (1) the aggregate Stated Principal Balance
Subject to Revision>     of all Mortgage Loans 60 or more days delinquent,
                         measured on a rolling three month basis (including
                         Mortgage Loans in foreclosure and REO Properties) and
                         (2) the Stated Principal Balance of all the Mortgage
                         Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [TBD] and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and
                         (2) the aggregate principal balance of the Mortgage
                         Loans as of the Cut-off Date exceeds the Required Loss
                         Percentage.


DISTRIBUTION DATE OCCURRING                   REQUIRED LOSS PERCENTAGE
---------------------------      -------------------------------------------------------------
May 2007 - April 2008            [TBD with respect to May 2007, plus an additional 1/12th of
                                 [TBD] for each month thereafter
May 2008 - April 2009            [TBD] with respect to May 2008, plus an additional 1/12th
                                 of [TBD] for each month thereafter
May 2009 - April 2010            [TBD] with respect to May 2009, plus an additional 1/12th
                                 of [TBD] for each month thereafter
May 2010 and thereafter          [TBD]
                              (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS               The Certificates will be offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES     The following tables describe the Mortgage Loans and
                         the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding. At the end of the Pre-Funding Period, it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off
                         Date of approximately $[250,000,000]. We do not expect the material characteristics of the mortgage pool on the Closing Date to differ from the approximate characteristics described in the following tables.

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

Aggregate Outstanding Principal Balance                        $252,904,296
Aggregate Original Principal Balance                           $253,352,517
Number of Mortgage Loans                                              1,197

                                       MINIMUM                      MAXIMUM                  AVERAGE (1)
                                       -------                     ----------                -----------
Original Principal Balance             $30,000                     $1,000,000                  $211,656
Outstanding Principal Balance          $29,981                     $1,000,000                  $211,282

                                       MINIMUM                       MAXIMUM               WEIGHTED AVERAGE (2)
                                       -------                     ----------              --------------------
Original Term (mos)                       120                           360                        351
Stated Remaining Term (mos)               100                           359                        347
Loan Age (mos)                              1                            33                          4
Current Mortgage Rate                   4.875%                       12.770%                     7.291%
Initial Interest Rate Cap               1.000%                        6.000%                     2.797%
Periodic Rate Cap                       1.000%                        3.000%                     1.118%
Gross Margin                           -0.250%                       10.875%                     5.523%
Maximum Mortgage Rate                  10.000%                       18.990%                    13.573%
Minimum Mortgage Rate                   2.250%                       11.390%                     6.274%
Months to Roll                              2                            58                         23
Original Loan-to-Value                  17.00%                       100.00%                     79.18%
Credit Score (3)                          500                           812                        648

                                                                    EARLIEST                    LATEST
                                                                    --------                   --------
Maturity Date                                                       08/13/12                   03/01/34

LIEN POSITION                 PERCENT OF MORTGAGE POOL
                              ------------------------
1st Lien                               100.00%

OCCUPANCY                     PERCENT OF MORTGAGE POOL
                              ------------------------
Primary                                 84.38%
Second Home                              1.59%
Investment                              14.03%

LOAN TYPE                     PERCENT OF MORTGAGE POOL
                              ------------------------
Fixed Rate                              41.64%
ARM                                     58.36%

AMORTIZATION TYPE             PERCENT OF MORTGAGE POOL
                              ------------------------
Fully Amortizing                        87.95%
Interest-Only                           10.87%
Balloon                                  1.18%

YEAR OF ORIGINATION          PERCENT OF MORTGAGE POOL
                             ------------------------
2001                                     0.02%
2002                                     0.93%
2003                                    76.38%
2004                                    22.67%

LOAN PURPOSE                 PERCENT OF MORTGAGE POOL
                             ------------------------
Purchase                                38.86%
Refinance - Rate Term                   13.19%
Refinance - Cashout                     47.95%

PROPERTY TYPE                PERCENT OF MORTGAGE POOL
                             ------------------------
Single Family Residence                 71.42%
Townhouse                                0.22%
Condominium                              4.96%
Two-to-Four Family                      13.36%
Cooperative                              0.18%
Planned Unit Development                 9.77%
Manufactured Housing                     0.09%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

CURRENT MORTGAGE RATES

                                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                 PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE      FULL OR
                                   NUMBER OF      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
RANGE OF CURRENT MORTGAGE RATES  MORTGAGE LOANS OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
5.500% or less                          23      $  5,682,401        2.25%   5.289%     673      $247,061     70.30%        32.02%
-----------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                        77        23,573,502        9.32    5.856      690       306,149     72.35         20.14
-----------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                       152        38,086,321       15.06    6.353      673       250,568     76.09         35.76
-----------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                       214        61,014,162       24.13    6.822      659       285,113     78.43         25.61
-----------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                       198        46,000,071       18.19    7.336      647       232,324     79.24         26.17
-----------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                       139        26,849,232       10.62    7.807      621       193,160     81.77         31.92
-----------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                       102        15,537,915        6.14    8.314      619       152,333     85.00         37.62
-----------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                       111        15,100,351        5.97    8.783      603       136,039     83.49         43.98
-----------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                        65         8,491,074        3.36    9.289      606       130,632     85.63         41.90
-----------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                       52         5,994,830        2.37    9.793      618       115,285     88.20         20.92
-----------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%                      23         2,249,367        0.89   10.303      608        97,799     83.45         41.08
-----------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%                      22         2,525,031        1.00   10.758      613       114,774     84.79         23.22
-----------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                      10           889,170        0.35   11.352      584        88,917     85.09         31.66
-----------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                       7           804,428        0.32   11.746      639       114,918     89.72         41.90
-----------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                       1            39,989        0.02   12.350      509        39,989     61.54        100.00
-----------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                       1            66,451        0.03   12.770      622        66,451     95.00          0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,197      $252,904,296      100.00%   7.291%     648      $211,282     79.18%        30.01%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 12.770% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.291% per annum.

REMAINING MONTHS TO STATED MATURITY

                                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
       RANGE OF                                   PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE      FULL OR
   REMAINING MONTHS                 NUMBER OF      BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
  TO STATED MATURITY             MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
97 to 108                                1      $     37,088      0.01%    7.250%      640     $ 37,088      67.77%      100.00%
-----------------------------------------------------------------------------------------------------------------------------------
109 to 120                               1            38,000      0.02     5.750       734       38,000      61.29       100.00
-----------------------------------------------------------------------------------------------------------------------------------
145 to 156                               4           243,321      0.10     9.299       563       60,830      58.49       100.00
-----------------------------------------------------------------------------------------------------------------------------------
157 to 168                              16         1,316,545      0.52     7.568       612       82,284      76.27       100.00
-----------------------------------------------------------------------------------------------------------------------------------
169 to 180                              40        10,920,722      4.32     6.598       675      273,018      73.11        16.35
-----------------------------------------------------------------------------------------------------------------------------------
217 to 228                               3           304,325      0.12     8.435       583      101,442      80.52       100.00
-----------------------------------------------------------------------------------------------------------------------------------
229 to 240                               3           349,780      0.14     6.787       638      116,593      77.94         0.00
-----------------------------------------------------------------------------------------------------------------------------------
325 to 336                               1            86,613      0.03     7.875       592       86,613      80.00       100.00
-----------------------------------------------------------------------------------------------------------------------------------
337 to 348                               6         1,106,037      0.44     7.093       659      184,339      77.83        24.94
-----------------------------------------------------------------------------------------------------------------------------------
349 to 360                           1,122       238,501,865     94.31     7.320       647      212,569      79.50        30.11
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,197      $252,904,296    100.00%    7.291%      648     $211,282      79.18%       30.01%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 100 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 347 months.

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                               AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED      PERCENT
                                               PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      FULL OR
RANGE OF ORIGINAL MORTGAGE      NUMBER OF       BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL    ALTERNATIVE
  LOAN PRINCIPAL BALANCES    MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING      LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                     26       $  1,105,544       0.44%     8.835%     593       $ 42,521      68.77%       90.97%
-----------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000                267         20,160,144       7.97      8.445      643         75,506      83.10        44.14
-----------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000               262         32,364,001      12.80      7.824      633        123,527      82.14        48.19
-----------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000               181         31,560,028      12.48      7.450      637        174,365      82.36        42.79
-----------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000               130         29,058,675      11.49      7.183      643        223,528      81.30        31.10
-----------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000                89         24,413,394       9.65      7.179      636        274,308      79.87        25.74
-----------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000                55         17,888,153       7.07      7.000      643        325,239      80.53        27.26
-----------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000                49         18,316,666       7.24      7.089      651        373,810      78.07        20.47
-----------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000                31         13,150,489       5.20      7.157      653        424,209      81.03        25.83
-----------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000                33         15,725,415       6.22      7.009      625        476,528      76.87        24.18
-----------------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000                24         12,618,368       4.99      6.909      678        525,765      76.92        16.41
-----------------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000                15          8,693,722       3.44      7.034      670        579,581      78.58         6.68
-----------------------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000                13          8,253,435       3.26      6.635      696        634,880      68.61        15.19
-----------------------------------------------------------------------------------------------------------------------------------
$650,001 to $700,000                 2          1,366,261       0.54      6.753      669        683,131      76.65         0.00
-----------------------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000                 3          2,230,745       0.88      7.625      673        743,582      76.03         0.00
-----------------------------------------------------------------------------------------------------------------------------------
$750,001 to $800,000                 1            759,346       0.30      6.750      705        759,346      80.00         0.00
-----------------------------------------------------------------------------------------------------------------------------------
$800,001 to $850,000                 3          2,523,136       1.00      6.501      664        841,045      67.23        33.08
-----------------------------------------------------------------------------------------------------------------------------------
$850,001 to $900,000                 2          1,800,000       0.71      5.813      677        900,000      70.00         0.00
-----------------------------------------------------------------------------------------------------------------------------------
$950,001 to $1,000,000              11         10,916,772       4.32      6.500      707        992,434      64.82         9.15
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,197       $252,904,296     100.00%     7.291%     648       $211,282      79.18%       30.01%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $29,981 to approximately $1,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $211,282.

PRODUCT TYPES

                                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                  PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE      FULL OR
                                   NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
PRODUCT TYPES                    MORTGAGE LOANS  OUTSTANDING    POOL      COUPON     SCORE    OUTSTANDING     LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
Balloon Loans                           18       $  2,972,768    1.18%     7.224%      643     $165,154      77.29%       32.43%
-----------------------------------------------------------------------------------------------------------------------------------
10 to 14 Year Fixed Loans                2             75,088    0.03      6.491       688       37,544      64.49       100.00
-----------------------------------------------------------------------------------------------------------------------------------
15 to 19 Year Fixed Loans               42          9,507,820    3.76      6.606       673      226,377      71.86        25.04
-----------------------------------------------------------------------------------------------------------------------------------
20 to 24 Year Fixed Loans                6            654,105    0.26      7.554       612      109,018      79.14        46.53
-----------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans                    364         92,098,388   36.42      7.219       661      253,018      75.99        26.76
-----------------------------------------------------------------------------------------------------------------------------------
Six-Month and 1/29 LIBOR ARM             2            426,399    0.17      6.329       682      213,200      71.32         0.00
-----------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM                         604        114,385,729   45.23      7.464       634      189,380      82.77        30.38
-----------------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR ARM                         149         30,336,582   12.00      7.169       647      203,601      79.05        40.22
-----------------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR ARM                          10          2,447,416    0.97      6.365       735      244,742      65.22        23.19
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,197       $252,904,296  100.00%     7.291%      648     $211,282      79.18%       30.01%
-----------------------------------------------------------------------------------------------------------------------------------

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                  PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE      FULL OR
                                   NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
  GEOGRAPHIC LOCATION            MORTGAGE LOANS  OUTSTANDING    POOL       COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                                  3      $    171,541     0.07%     8.787%      580     $ 57,180      79.91%      100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Alaska                                   1           132,366     0.05      7.375       641      132,366      70.00         0.00
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                                 31         5,302,927     2.10      7.016       653      171,062      81.48        29.90
-----------------------------------------------------------------------------------------------------------------------------------
Arkansas                                 7         1,003,064     0.40      8.886       617      143,295      95.03        38.84
-----------------------------------------------------------------------------------------------------------------------------------
California                             345        98,556,767    38.97      6.908       640      285,672      77.97        30.17
-----------------------------------------------------------------------------------------------------------------------------------
Colorado                                26         4,102,259     1.62      7.220       650      157,779      81.90        51.75
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut                              9         1,145,050     0.45      7.957       687      127,228      87.17        27.00
-----------------------------------------------------------------------------------------------------------------------------------
Florida                                145        25,436,409    10.06      7.418       652      175,424      80.00        35.89
-----------------------------------------------------------------------------------------------------------------------------------
Georgia                                 21         3,457,871     1.37      8.404       673      164,661      86.68        10.10
-----------------------------------------------------------------------------------------------------------------------------------
Hawaii                                  11         4,388,764     1.74      6.492       695      398,979      61.49         0.00
-----------------------------------------------------------------------------------------------------------------------------------
Idaho                                    1           299,790     0.12      7.790       573      299,790      75.00         0.00
-----------------------------------------------------------------------------------------------------------------------------------
Illinois                                96        16,938,211     6.70      8.043       624      176,440      83.44        40.62
-----------------------------------------------------------------------------------------------------------------------------------
Indiana                                 23         2,227,102     0.88      8.462       619       96,831      85.08        40.79
-----------------------------------------------------------------------------------------------------------------------------------
Iowa                                     1            29,981     0.01      8.375       582       29,981      69.77       100.00
-----------------------------------------------------------------------------------------------------------------------------------
Kansas                                   3           242,930     0.10      9.749       562       80,977      84.14        75.95
-----------------------------------------------------------------------------------------------------------------------------------
Kentucky                                 4           415,876     0.16      7.398       618      103,969      82.72        39.19
-----------------------------------------------------------------------------------------------------------------------------------
Louisiana                                5           422,938     0.17      9.085       652       84,588      87.34         0.00
-----------------------------------------------------------------------------------------------------------------------------------
Maryland                                20         4,641,925     1.84      7.448       669      232,096      81.30        41.99
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts                           21         5,564,105     2.20      7.520       670      264,957      70.99        10.27
-----------------------------------------------------------------------------------------------------------------------------------
Michigan                                40         5,193,630     2.05      8.624       640      129,841      88.66        32.52
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota                               10         1,711,342     0.68      7.989       667      171,134      81.76        32.74
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi                              2           169,824     0.07      8.719       582       84,912      84.23       100.00
-----------------------------------------------------------------------------------------------------------------------------------
Missouri                                17         1,854,064     0.73      8.491       644      109,063      81.25        19.16
-----------------------------------------------------------------------------------------------------------------------------------
Montana                                  1           129,942     0.05      6.990       675      129,942      71.36         0.00
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                                  23         5,115,629     2.02      6.774       666      222,419      83.33        42.04
-----------------------------------------------------------------------------------------------------------------------------------
New Hampshire                            4           859,482     0.34      7.405       635      214,871      76.13        12.75
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey                              51        15,506,431     6.13      6.944       666      304,048      75.10        21.18
-----------------------------------------------------------------------------------------------------------------------------------
New Mexico                               7           823,773     0.33      8.193       572      117,682      75.46        59.85
-----------------------------------------------------------------------------------------------------------------------------------
New York                                44        15,821,676     6.26      6.981       673      359,584      74.52         8.23
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina                          37         3,833,270     1.52      8.180       641      103,602      82.76        47.69
-----------------------------------------------------------------------------------------------------------------------------------
Ohio                                    35         3,261,405     1.29      9.030       639       93,183      91.31        46.44
-----------------------------------------------------------------------------------------------------------------------------------
Oklahoma                                 5           807,607     0.32      7.654       648      161,521      89.02        91.19
-----------------------------------------------------------------------------------------------------------------------------------
Oregon                                  15         3,198,642     1.26      6.721       658      213,243      77.86        11.66
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                            29         5,749,651     2.27      7.553       642      198,264      80.35        21.78
-----------------------------------------------------------------------------------------------------------------------------------
Rhode Island                             4           596,004     0.24      7.582       690      149,001      85.47        18.25
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina                           7         1,319,308     0.52      7.464       649      188,473      84.00        58.34
-----------------------------------------------------------------------------------------------------------------------------------
South Dakota                             1           124,619     0.05      8.115       519      124,619      85.00       100.00
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee                               10           973,136     0.38      9.007       634       97,314      86.21        27.05
-----------------------------------------------------------------------------------------------------------------------------------
Texas                                   24         2,988,051     1.18      8.587       688      124,502      87.05        13.35
-----------------------------------------------------------------------------------------------------------------------------------
Utah                                     4           931,341     0.37      6.951       700      232,835      79.82        30.21
-----------------------------------------------------------------------------------------------------------------------------------
Virginia                                38         4,363,566     1.73      7.637       645      114,831      80.73        39.39
-----------------------------------------------------------------------------------------------------------------------------------
Washington                              12         2,645,586     1.05      6.895       630      220,465      77.66        59.28
-----------------------------------------------------------------------------------------------------------------------------------
Wisconsin                                4           446,442     0.18      8.908       602      111,610      87.07        78.71
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,197      $252,904,296   100.00%     7.291%      648     $211,282      79.18%       30.01%
-----------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.78% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

ORIGINAL LOAN-TO-VALUE RATIOS

                                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                  PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE      FULL OR
  RANGE OF ORIGINAL                 NUMBER OF      BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
 LOAN-TO-VALUE RATIOS            MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                          38      $  7,111,615      2.81%     6.746%    651      $187,148      42.33%        8.67%
-----------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%                        13         3,877,384      1.53      6.893     675       298,260      52.50        52.76
-----------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%                        27        10,693,838      4.23      6.436     661       396,068      58.30         9.93
-----------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%                        36         9,434,199      3.73      7.230     627       262,061      63.63        33.29
-----------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%                        94        22,717,019      8.98      6.938     668       241,670      69.17        19.06
-----------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%                       121        28,504,576     11.27      7.237     632       235,575      74.09        23.33
-----------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%                       362        84,302,756     33.33      7.093     656       232,881      79.74        28.58
-----------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%                       102        18,637,569      7.37      7.600     600       182,721      84.39        33.45
-----------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%                       162        31,350,364     12.40      7.258     639       193,521      89.67        39.20
-----------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%                       172        23,375,411      9.24      8.783     662       135,904      94.92        26.66
-----------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%                       70        12,899,565      5.10      7.440     660       184,279      99.83        71.28
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,197      $252,904,296    100.00%     7.291%    648      $211,282      79.18%       30.01%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.00% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 79.18%.

MORTGAGE INSURANCE

                                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                  PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      FULL OR
                                   NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
MORTGAGE INSURANCE               MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
No Mortgage Insurance                1,159      $ 243,229,862    96.17%    7.288%     647       $209,862     78.72%     30.97%
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                      38          9,674,434     3.83     7.379      684        254,590     90.79       5.78
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,197      $ 252,904,296   100.00%    7.291%     648       $211,282     79.18%     30.01%
-----------------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE

                                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                  PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE      FULL OR
                                   NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
LOAN PURPOSE                     MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                    555      $121,266,961    47.95%     7.324%      629      $218,499     75.67%        31.15%
------------------------------------------------------------------------------------------------------------------------------------
Purchase                               498        98,272,132    38.86      7.358       677       197,334     83.31         27.22
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                  144        33,365,203    13.19      6.977       632       231,703     79.77         34.06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,197      $252,904,296   100.00%     7.291%      648      $211,282     79.18%        30.01%
------------------------------------------------------------------------------------------------------------------------------------

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

PROPERTY TYPE

                                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                  PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE      FULL OR
                                   NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
     PROPERTY TYPE               MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                876       $180,633,328    71.42%    7.285%     641      $206,202      79.47%       31.54%
-----------------------------------------------------------------------------------------------------------------------------------
Townhouse                                6            549,798     0.22     7.703      644        91,633      79.16        62.86
-----------------------------------------------------------------------------------------------------------------------------------
Condominium                             79         12,536,878     4.96     7.289      652       158,695      80.99        35.18
-----------------------------------------------------------------------------------------------------------------------------------
Two-to-Four Family                     142         33,788,758    13.36     7.552      671       237,949      76.76        23.07
-----------------------------------------------------------------------------------------------------------------------------------
Cooperative                              2            448,894     0.18     6.900      666       224,447      66.09        39.96
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                     3            228,239     0.09     7.386      605        76,080      83.84        71.62
-----------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                89         24,718,400     9.77     6.983      665       277,735      79.61        24.37
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,197       $252,904,296   100.00%    7.291%     648      $211,282      79.18%       30.01%
-----------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION TYPE

                                                  AGGREGATE                         WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                                                  PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                                   NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
     DOCUMENTATION TYPE          MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING      LTV    DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
Reduced Documentation                  235       $ 75,933,661    30.02%     6.942%     675      $323,122     75.82%       0.00%
-----------------------------------------------------------------------------------------------------------------------------------
Full or Alternative
Documentation                          461         75,888,204    30.01      7.389      622       164,616     82.28      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                   389         73,289,590    28.98      7.659      632       188,405     80.78        0.00
-----------------------------------------------------------------------------------------------------------------------------------
No Ratio                                61         14,556,866     5.76      6.886      683       238,637     73.86        0.00
-----------------------------------------------------------------------------------------------------------------------------------
No Income/No Asset                      51         13,235,974     5.23      7.149      693       259,529     77.66        0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,197       $252,904,296   100.00%     7.291%     648      $211,282     79.18%      30.01%
-----------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY STATUS

                                                  AGGREGATE                         WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                                                  PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                                    NUMBER OF      BALANCE     MORTGAGE   AVERAGE   CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
      OCCUPANCY STATUS           MORTGAGE LOANS  OUTSTANDING    POOL      COUPON     SCORE    OUTSTANDING      LTV    DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                926       $213,401,623   84.38%     7.144%      641      $230,455     79.08%      30.41%
-----------------------------------------------------------------------------------------------------------------------------------
Investment                             255         35,481,580   14.03      8.216       684       139,143     80.25       27.93
-----------------------------------------------------------------------------------------------------------------------------------
Second Home                             16          4,021,092    1.59      6.944       703       251,318     74.86       27.10
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,197       $252,904,296  100.00%     7.291%      648      $211,282     79.18%      30.01%
-----------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

MORTGAGE LOAN AGE SUMMARY

                                    AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED     PERCENT
                                    PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     FULL OR
MORTGAGE LOAN AGE     NUMBER OF      BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL   ALTERNATIVE
   (MONTHS)        MORTGAGE LOANS  OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------
1                              30  $  4,823,730        1.91%     7.434%     629       $160,791     79.82%         56.65%
-----------------------------------------------------------------------------------------------------------------------
2                             267    54,180,982       21.42      7.139      637        202,925     82.66          39.98
-----------------------------------------------------------------------------------------------------------------------
3                             263    71,862,939       28.42      6.781      666        273,243     76.05          29.40
-----------------------------------------------------------------------------------------------------------------------
4                             223    58,019,388       22.94      7.324      643        260,177     75.86          21.93
-----------------------------------------------------------------------------------------------------------------------
5                             269    39,773,926       15.73      8.168      652        147,858     83.90          24.99
-----------------------------------------------------------------------------------------------------------------------
6                              67    11,017,613        4.36      7.962      621        164,442     83.47          25.01
-----------------------------------------------------------------------------------------------------------------------
7                              21     4,278,820        1.69      7.263      650        203,753     79.83          16.58
-----------------------------------------------------------------------------------------------------------------------
8                              12     3,507,912        1.39      7.041      629        292,326     78.76          42.38
-----------------------------------------------------------------------------------------------------------------------
9                               3       366,619        0.14      7.719      626        122,206     73.84          31.13
-----------------------------------------------------------------------------------------------------------------------
10                              5       689,143        0.27      7.441      648        137,829     82.82          43.80
-----------------------------------------------------------------------------------------------------------------------
11                              6     1,289,295        0.51      7.149      657        214,883     78.30           5.45
-----------------------------------------------------------------------------------------------------------------------
13                              1       336,766        0.13      6.875      660        336,766     80.00           0.00
-----------------------------------------------------------------------------------------------------------------------
14                              3       223,835        0.09      8.244      619         74,612     74.62          69.80
-----------------------------------------------------------------------------------------------------------------------
15                              2       125,575        0.05      7.271      641         62,787     78.82         100.00
-----------------------------------------------------------------------------------------------------------------------
16                              3       577,618        0.23      6.953      657        192,539     76.92          26.28
-----------------------------------------------------------------------------------------------------------------------
17                              4       433,258        0.17      7.581      610        108,314     79.93         100.00
-----------------------------------------------------------------------------------------------------------------------
18                              2       220,476        0.09      7.222      618        110,238     84.22         100.00
-----------------------------------------------------------------------------------------------------------------------
19                              1        51,335        0.02      6.990      649         51,335     42.52         100.00
-----------------------------------------------------------------------------------------------------------------------
20                              5       388,998        0.15      7.526      600         77,800     75.56         100.00
-----------------------------------------------------------------------------------------------------------------------
21                              1        81,071        0.03      7.750      566         81,071     80.00         100.00
-----------------------------------------------------------------------------------------------------------------------
22                              2       192,841        0.08      8.374      632         96,421     79.11         100.00
-----------------------------------------------------------------------------------------------------------------------
23                              2       132,222        0.05      8.681      605         66,111     68.27         100.00
-----------------------------------------------------------------------------------------------------------------------
24                              4       267,756        0.11      8.560      573         66,939     74.34         100.00
-----------------------------------------------------------------------------------------------------------------------
33                              1        62,177        0.02     10.500      562         62,177     20.19         100.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,197  $252,904,296      100.00%     7.291%     648       $211,282     79.18%         30.01%
-----------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                         WEIGHTED     AVERAGE     WEIGHTED      PERCENT
                                      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE      FULL OR
ORIGINAL PREPAYMENT     NUMBER OF      BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE     ORIGINAL    ALTERNATIVE
    PENALTY TERM     MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------
None                            399  $ 95,431,710      37.73%    7.358%     659       $239,177       77.70%         23.71%
-------------------------------------------------------------------------------------------------------------------------
6 Months                         21     7,622,274       3.01     6.658      667        362,965       70.13          19.03
-------------------------------------------------------------------------------------------------------------------------
7 Months                          3       620,320       0.25     6.071      718        206,773       54.99           0.00
-------------------------------------------------------------------------------------------------------------------------
12 Months                        29     8,494,406       3.36     7.001      650        292,911       72.95          15.38
-------------------------------------------------------------------------------------------------------------------------
24 Months                       433    82,665,550      32.69     7.368      632        190,914       82.88          32.70
-------------------------------------------------------------------------------------------------------------------------
25 Months                         1       218,110       0.09     7.375      775        218,110       80.00           0.00
-------------------------------------------------------------------------------------------------------------------------
36 Months                       274    48,019,578      18.99     7.328      639        175,254       80.27          47.16
-------------------------------------------------------------------------------------------------------------------------
48 Months                         1       536,100       0.21     6.900      628        536,100       89.50           0.00
-------------------------------------------------------------------------------------------------------------------------
60 Months                        36     9,296,248       3.68     6.628      704        258,229       69.87           8.91
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,197  $252,904,296     100.00%    7.291%     648       $211,282       79.18%         30.01%
-------------------------------------------------------------------------------------------------------------------------

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

CREDIT SCORES

                                         AGGREGATE                         WEIGHTED    AVERAGE      WEIGHTED     PERCENT
                                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL      AVERAGE     FULL OR
                          NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE      ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES  MORTGAGE LOANS  OUTSTANDING    POOL      COUPON     SCORE    OUTSTANDING      LTV     DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------
Not Available                        2  $  1,066,013       0.42%   6.763%         0      $533,007      72.76%          7.34%
---------------------------------------------------------------------------------------------------------------------------
476 to 500                           4     1,477,848       0.58    8.270        500       369,462      77.54          32.30
---------------------------------------------------------------------------------------------------------------------------
501 to 525                          83    15,109,058       5.97    8.453        512       182,037      73.25          55.00
---------------------------------------------------------------------------------------------------------------------------
526 to 550                          55     8,588,974       3.40    8.131        540       156,163      76.83          54.65
---------------------------------------------------------------------------------------------------------------------------
551 to 575                          72    12,085,410       4.78    7.844        562       167,853      75.91          44.52
---------------------------------------------------------------------------------------------------------------------------
576 to 600                          78    13,093,091       5.18    7.725        589       167,860      83.02          51.83
---------------------------------------------------------------------------------------------------------------------------
601 to 625                         143    25,154,309       9.95    7.507        615       175,904      86.10          48.21
---------------------------------------------------------------------------------------------------------------------------
626 to 650                         197    42,577,266      16.84    7.230        637       216,128      80.58          26.16
---------------------------------------------------------------------------------------------------------------------------
651 to 675                         224    53,347,219      21.09    7.086        663       238,157      78.31          22.69
---------------------------------------------------------------------------------------------------------------------------
676 to 700                         121    29,744,121      11.76    6.986        687       245,819      80.27          21.19
---------------------------------------------------------------------------------------------------------------------------
701 to 725                          98    23,205,528       9.18    7.004        713       236,791      78.76          12.48
---------------------------------------------------------------------------------------------------------------------------
726 to 750                          67    15,726,563       6.22    6.739        737       234,725      76.94          21.59
---------------------------------------------------------------------------------------------------------------------------
751 to 775                          35     8,027,704       3.17    7.014        763       229,363      74.24          19.62
---------------------------------------------------------------------------------------------------------------------------
776 to 800                          15     3,011,839       1.19    6.380        785       200,789      70.37          20.65
---------------------------------------------------------------------------------------------------------------------------
801 to 825                           3       689,352       0.27    6.645        808       229,784      78.20           0.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,197  $252,904,296     100.00%   7.291%       648      $211,282      79.18%         30.01%
---------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 648.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                         AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                         PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE     FULL OR
                           NUMBER OF      BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
RANGE OF MARGINS        MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING     LTV    DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------
0.000% or less                       1  $    365,600        0.25%     6.750%      806     $365,600     80.00%          0.00%
---------------------------------------------------------------------------------------------------------------------------
0.001% to 0.500%                     1       128,035        0.09      8.920       679      128,035     95.00           0.00
---------------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%                    19     9,141,860        6.19      5.650       697      481,151     67.71           8.88
---------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%                    21     4,954,912        3.36      6.211       706      235,948     75.68           5.80
---------------------------------------------------------------------------------------------------------------------------
3.001% to 3.500%                    48    13,699,667        9.28      6.584       690      285,410     76.95          18.46
---------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                    37     8,603,872        5.83      6.973       659      232,537     75.66          10.98
---------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                    25     4,764,498        3.23      7.382       696      190,580     78.19          13.18
---------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                   112    25,154,993       17.04      6.683       648      224,598     86.88          41.46
---------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%                    44     8,844,322        5.99      7.538       607      201,007     85.96          35.67
---------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                    68    15,019,124       10.18      7.160       599      220,869     81.31          41.85
---------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                    82    16,310,028       11.05      7.753       589      198,903     82.52          29.64
---------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                    78    12,967,501        8.79      7.998       594      166,250     77.51          52.35
---------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                    37     4,794,982        3.25      7.740       636      129,594     82.95          28.54
---------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                    41     4,845,973        3.28      8.351       637      118,194     86.97          40.97
---------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                    56     6,422,628        4.35      8.819       643      114,690     88.60          49.67
---------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                    44     5,962,748        4.04      9.249       640      135,517     89.90          31.57
---------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                    28     3,112,752        2.11      9.649       620      111,170     87.80          48.21
---------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                   13     1,423,070        0.96     10.234       645      109,467     92.38          27.63
---------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%                   9     1,008,462        0.68     10.747       615      112,051     89.06          42.91
---------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%                   1        71,100        0.05     11.125       573       71,100     90.00         100.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             765  $147,596,127      100.00%     7.382%      639     $192,936     81.68%         32.19%
---------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Margin for the Adjustable Rate Mortgage Loans ranged from -0.250% per annum to 10.875% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 5.523% per annum.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                         AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                         PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     FULL OR
  RANGE OF MAXIMUM        NUMBER OF       BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
   MORTGAGE RATES       MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV    DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------
11.000% or less                     13  $  3,289,266        2.23%     5.434%      705     $253,020     71.48%         25.12%
---------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                  26     6,953,833        4.71      5.810       681      267,455     73.87          22.70
---------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                  48    14,786,734       10.02      5.998       676      308,057     75.84          19.17
---------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                  52    12,395,863        8.40      6.401       680      238,382     84.26          26.24
---------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                  79    20,331,734       13.78      6.826       664      257,364     80.12          29.45
---------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                 110    21,481,247       14.55      7.239       636      195,284     81.35          33.55
---------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                 103    18,555,467       12.57      7.432       637      180,150     84.36          33.04
---------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%                  82    13,401,508        9.08      7.869       636      163,433     86.26          30.32
---------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%                  82    13,661,192        9.26      8.444       606      166,600     87.59          37.49
---------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%                  47     6,716,519        4.55      8.697       596      142,905     85.88          33.99
---------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%                  59     8,155,855        5.53      9.055       566      138,235     79.76          43.59
---------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%                  30     3,958,926        2.68      9.443       557      131,964     81.56          56.72
---------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%                  17     2,276,952        1.54     10.059       567      133,938     80.03          54.43
---------------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%                   7       664,390        0.45     10.413       548       94,913     77.25          92.20
---------------------------------------------------------------------------------------------------------------------------
17.501% to 18.000%                   5       601,338        0.41     10.838       537      120,268     60.38          44.39
---------------------------------------------------------------------------------------------------------------------------
18.001% to 18.500%                   4       330,061        0.22     11.424       521       82,515     73.28          84.10
---------------------------------------------------------------------------------------------------------------------------
18.501% to 19.000%                   1        35,239        0.02     11.990       543       35,239     85.00         100.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             765  $147,596,127      100.00%     7.382%      639     $192,936     81.68%         32.19%
---------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.000% per annum to 18.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.573% per annum.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                            AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE      FULL OR
                             NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
June 2004                               1  $    322,000        0.22%    5.700%      693     $322,000      68.51%          0.00%
------------------------------------------------------------------------------------------------------------------------------
November 2004                           1       104,399        0.07     8.270       649      104,399      80.00           0.00
------------------------------------------------------------------------------------------------------------------------------
December 2004                           1       425,823        0.29     6.875       684      425,823      75.00           0.00
------------------------------------------------------------------------------------------------------------------------------
May 2005                                2       135,095        0.09     7.997       555       67,548      79.59          52.05
------------------------------------------------------------------------------------------------------------------------------
June 2005                               2       167,840        0.11     7.188       604       83,920      78.77         100.00
------------------------------------------------------------------------------------------------------------------------------
July 2005                               1       165,884        0.11     9.370       513      165,884      80.00           0.00
------------------------------------------------------------------------------------------------------------------------------
August 2005                             5       957,621        0.65     7.899       558      191,524      80.57          55.99
------------------------------------------------------------------------------------------------------------------------------
September 2005                         12     2,235,128        1.51     7.184       626      186,261      81.85          24.20
------------------------------------------------------------------------------------------------------------------------------
October 2005                           46     6,934,370        4.70     8.150       610      150,747      85.17          31.68
------------------------------------------------------------------------------------------------------------------------------
November 2005                         182    24,794,787       16.80     8.352       647      136,235      86.93          27.13
------------------------------------------------------------------------------------------------------------------------------
December 2005                         103    21,085,742       14.29     7.637       613      204,716      77.50          25.40
------------------------------------------------------------------------------------------------------------------------------
January 2006                          129    32,815,880       22.23     6.883       651      254,387      80.74          31.90
------------------------------------------------------------------------------------------------------------------------------
February 2006                         112    23,375,728       15.84     6.993       626      208,712      85.22          33.44
------------------------------------------------------------------------------------------------------------------------------
March 2006                              9     1,291,830        0.88     7.250       659      143,537      90.66          67.10
------------------------------------------------------------------------------------------------------------------------------
September 2006                          1       223,158        0.15     7.500       709      223,158      80.00           0.00
------------------------------------------------------------------------------------------------------------------------------
October 2006                            1       404,115        0.27     7.625       681      404,115      83.51           0.00
------------------------------------------------------------------------------------------------------------------------------
November 2006                          10     1,680,290        1.14     7.134       647      168,029      83.75          49.22
------------------------------------------------------------------------------------------------------------------------------
December 2006                          15     3,476,150        2.36     7.234       625      231,743      79.65          58.81
------------------------------------------------------------------------------------------------------------------------------
January 2007                           38    10,844,833        7.35     6.463       676      285,390      74.34          14.01
------------------------------------------------------------------------------------------------------------------------------
February 2007                          71    12,106,635        8.20     7.644       631      170,516      82.33          56.06
------------------------------------------------------------------------------------------------------------------------------
March 2007                             13     1,601,400        1.08     8.104       610      123,185      78.62          63.93
------------------------------------------------------------------------------------------------------------------------------
July 2008                               1        86,593        0.06     6.000       744       86,593      90.00           0.00
------------------------------------------------------------------------------------------------------------------------------
September 2008                          1       204,416        0.14     5.750       668      204,416      75.00           0.00
------------------------------------------------------------------------------------------------------------------------------
November 2008                           3       605,232        0.41     7.305       706      201,744      59.59          16.86
------------------------------------------------------------------------------------------------------------------------------
December 2008                           3       435,475        0.30     6.582       696      145,158      77.02          80.19
------------------------------------------------------------------------------------------------------------------------------
January 2009                            1       999,500        0.68     5.625       782      999,500      58.79           0.00
------------------------------------------------------------------------------------------------------------------------------
February 2009                           1       116,200        0.08     8.375       742      116,200      70.00         100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                765  $147,596,127      100.00%    7.382%      639     $192,936      81.68%         32.19%
------------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

**It is assumed for purposes of the modeling assumptions that the Mortgage Loans are transferred to the Trust Fund such that the May 1, 2004 payments on such Mortgage Loans are remitted to the Trust Fund for distribution on the distribution date in May 2004.

                             **ASSUMED MORTGAGE POOL
                            FIXED RATE MORTGAGE LOANS

                                                                                                                          ORIGINAL
                                                                   ORIGINAL      REMAINING     ORIGINAL     REMAINING     MONTHS TO
                                 NET       ORIGINAL   REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY INTEREST-ONLY PREPAYMENT
                    MORTGAGE   MORTGAGE      TERM       TERM         TERM          TERM          TERM         TERM        PENALTY
CURRENT BALANCE ($)  RATE(%)    RATE(%)     (MONTHS)   (MONTHS)     (MONTHS)      (MONTHS)     (MONTHS)     (MONTHS)     EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------
       2,938,629.61  7.224       6.678        180        169         360            349             0            0            0
-----------------------------------------------------------------------------------------------------------------------------------
          74,225.35  6.491       5.966        120        109         120            109             0            0            0
-----------------------------------------------------------------------------------------------------------------------------------
       7,231,400.05  6.542       5.997        180        175         180            175             0            0            0
-----------------------------------------------------------------------------------------------------------------------------------
         908,428.89  6.681       6.156        180        176         180            176             0            0            6
-----------------------------------------------------------------------------------------------------------------------------------
         644,393.56  7.983       7.458        180        176         180            176             0            0           36
-----------------------------------------------------------------------------------------------------------------------------------
         614,412.16  5.804       5.279        180        176         180            176             0            0           60
-----------------------------------------------------------------------------------------------------------------------------------
         415,353.66  7.915       7.390        240        223         240            223             0            0            0
-----------------------------------------------------------------------------------------------------------------------------------
         231,239.81  6.904       6.379        240        237         240            237             0            0           36
-----------------------------------------------------------------------------------------------------------------------------------
      55,541,077.83  7.237       6.698        360        356         360            356             0            0            0
-----------------------------------------------------------------------------------------------------------------------------------
       2,583,353.66  6.663       6.138        360        357         360            357             0            0            6
-----------------------------------------------------------------------------------------------------------------------------------
         613,196.47  6.071       5.546        360        356         360            356             0            0            7
-----------------------------------------------------------------------------------------------------------------------------------
         410,449.11  9.225       8.700        360        354         360            354             0            0           12
-----------------------------------------------------------------------------------------------------------------------------------
       1,738,236.17  7.090       6.552        360        357         360            357             0            0           24
-----------------------------------------------------------------------------------------------------------------------------------
      22,678,244.87  7.433       6.901        360        357         360            357             0            0           36
-----------------------------------------------------------------------------------------------------------------------------------
         529,943.11  6.900       6.375        360        355         360            355             0            0           48
-----------------------------------------------------------------------------------------------------------------------------------
       6,946,249.43  6.619       6.093        360        356         360            356             0            0           60
-----------------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

                            ADJUSTABLE RATE MORTGAGES



                                                                ORIGINAL      REMAINING                INITIAL
                                 NET    ORIGINAL  REMAINING  INTEREST-ONLY  INTEREST-ONLY                RATE
                    MORTGAGE  MORTGAGE    TERM      TERM         TERM           TERM         GROSS      CHANGE   PERIODIC  MAXIMUM
CURRENT BALANCE($)   RATE(%)   RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)       (MONTHS)     MARGIN(%)    CAP(%)    CAP(%)   RATE(%)
------------------------------------------------------------------------------------------------------------------------------------
    103,200.42        8.270    7.745      360        355           0              0           6.870      2.000    1.000    13.370
------------------------------------------------------------------------------------------------------------------------------------
 19,880,348.48        7.965    7.438      360        356           0              0           6.217      2.497    1.200    14.240
------------------------------------------------------------------------------------------------------------------------------------
  1,110,257.37        7.279    6.754      360        357           0              0           4.001      3.000    1.000    12.850
------------------------------------------------------------------------------------------------------------------------------------
  3,000,179.68        7.780    7.255      360        355           0              0           6.081      2.173    1.335    14.598
------------------------------------------------------------------------------------------------------------------------------------
 66,777,666.87        7.539    7.008      360        356           0              0           6.000      2.745    1.139    13.742
------------------------------------------------------------------------------------------------------------------------------------
  3,106,967.35        8.069    7.540      360        355           0              0           6.872      2.926    1.058    13.750
------------------------------------------------------------------------------------------------------------------------------------
  4,779,445.48        8.025    7.500      360        357           0              0           6.447      2.885    1.038    14.487
------------------------------------------------------------------------------------------------------------------------------------
    449,303.25        6.836    6.311      360        357           0              0           3.299      3.000    1.000    12.836
------------------------------------------------------------------------------------------------------------------------------------
    415,038.00        7.951    7.426      360        358           0              0           6.556      3.000    1.000    14.598
------------------------------------------------------------------------------------------------------------------------------------
  1,013,547.33        6.806    6.277      360        357           0              0           4.263      3.000    1.000    12.440
------------------------------------------------------------------------------------------------------------------------------------
 16,760,743.66        7.293    6.763      360        357           0              0           6.002      2.955    1.023    13.874
------------------------------------------------------------------------------------------------------------------------------------
    525,448.82        6.875    6.350      360        357           0              0           3.500      3.000    1.000    12.875
------------------------------------------------------------------------------------------------------------------------------------
    295,750.97        8.000    7.475      360        355           0              0           5.000      5.000    1.000    13.000
------------------------------------------------------------------------------------------------------------------------------------
     85,598.66        6.000    5.475      360        351           0              0           3.875      5.000    1.000    11.000
------------------------------------------------------------------------------------------------------------------------------------
    302,941.99        6.125    5.600      360        354           0              0           4.917      5.000    1.000    11.125
------------------------------------------------------------------------------------------------------------------------------------
    114,865.59        8.375    7.850      360        358           0              0           4.125      5.000    1.000    13.375
------------------------------------------------------------------------------------------------------------------------------------
    318,302.22        5.700    5.175      360        356          60             56           3.000      1.000    1.000    11.700
------------------------------------------------------------------------------------------------------------------------------------
  1,429,987.57        6.766    6.241      360        357          43             40           3.275      3.000    1.000    12.545
------------------------------------------------------------------------------------------------------------------------------------
  2,267,506.61        6.401    5.876      360        357          24             21           3.141      3.000    1.000    12.401
------------------------------------------------------------------------------------------------------------------------------------
  1,863,151.18        6.874    6.341      360        357          26             23           3.819      3.000    1.000    12.649
------------------------------------------------------------------------------------------------------------------------------------
 11,047,331.13        6.549    6.022      360        357          24             21           3.455      3.000    1.040    12.478
------------------------------------------------------------------------------------------------------------------------------------
    215,605.27        7.375    6.850      360        356          24             20           4.375      3.000    1.000    13.375
------------------------------------------------------------------------------------------------------------------------------------
  1,384,631.42        5.728    5.203      360        356          37             33           2.813      3.000    1.000    11.728
------------------------------------------------------------------------------------------------------------------------------------
    988,516.23        6.875    6.350      360        357          24             21           3.500      3.000    1.000    12.875
------------------------------------------------------------------------------------------------------------------------------------
  1,749,574.33        6.348    5.823      360        356          54             50           3.374      3.000    1.000    12.348
------------------------------------------------------------------------------------------------------------------------------------
    215,891.94        5.625    5.100      360        357          36             33           4.125      3.000    1.000    11.625
------------------------------------------------------------------------------------------------------------------------------------
  1,720,018.23        5.810    5.285      360        357          36             33           2.310      2.000    2.000    11.810
------------------------------------------------------------------------------------------------------------------------------------
    832,824.92        6.043    5.518      360        357          36             33           4.410      2.456    1.000    12.043
------------------------------------------------------------------------------------------------------------------------------------
  1,526,367.90        6.671    6.146      360        357          39             36           3.589      2.847    1.000    12.671
------------------------------------------------------------------------------------------------------------------------------------
    988,021.97        5.625    5.100      360        357          60             57           2.250      5.000    1.000    10.625
------------------------------------------------------------------------------------------------------------------------------------
    221,032.23        6.875    6.350      360        356          60             56           5.000      5.000    1.000    11.875
------------------------------------------------------------------------------------------------------------------------------------
    411,099.19        6.384    5.859      360        356          60             56           4.108      4.396    1.000    11.384
------------------------------------------------------------------------------------------------------------------------------------

                                         NUMBER OF
                                          MONTHS                       ORIGINAL
                               RATE     UNTIL NEXT                     MONTHS TO
                              CHANGE       RATE                       PREPAYMENT
                    MINIMUM  FREQUENCY  ADJUSTMENT                     PENALTY
CURRENT BALANCE($)  RATE(%)  (MONTHS)      DATE         INDEX        EXPIRATION
--------------------------------------------------------------------------------
    103,200.42      6.870        6            7     Six-Month LIBOR       36
--------------------------------------------------------------------------------
 19,880,348.48      7.356        6           20     Six-Month LIBOR        0
--------------------------------------------------------------------------------
  1,110,257.37      4.001        6           21     Six-Month LIBOR        6
--------------------------------------------------------------------------------
  3,000,179.68      7.649        6           19     Six-Month LIBOR       12
--------------------------------------------------------------------------------
 66,777,666.87      6.808        6           20     Six-Month LIBOR       24
--------------------------------------------------------------------------------
  3,106,967.35      7.313        6           19     Six-Month LIBOR       36
--------------------------------------------------------------------------------
  4,779,445.48      7.029        6           33     Six-Month LIBOR        0
--------------------------------------------------------------------------------
    449,303.25      3.299        6           33     Six-Month LIBOR        6
--------------------------------------------------------------------------------
    415,038.00      6.718        6           34     Six-Month LIBOR       12
--------------------------------------------------------------------------------
  1,013,547.33      5.350        6           33     Six-Month LIBOR       24
--------------------------------------------------------------------------------
 16,760,743.66      6.630        6           33     Six-Month LIBOR       36
--------------------------------------------------------------------------------
    525,448.82      3.500        6           33     Six-Month LIBOR       60
--------------------------------------------------------------------------------
    295,750.97      5.000        6           55     Six-Month LIBOR        0
--------------------------------------------------------------------------------
     85,598.66      6.000        6           51     Six-Month LIBOR       24
--------------------------------------------------------------------------------
    302,941.99      4.917        6           54     Six-Month LIBOR       36
--------------------------------------------------------------------------------
    114,865.59      4.125        6           58     Six-Month LIBOR       60
--------------------------------------------------------------------------------
    318,302.22      3.000        6            2     Six-Month LIBOR       36
--------------------------------------------------------------------------------
  1,429,987.57      4.631        6           21     Six-Month LIBOR        0
--------------------------------------------------------------------------------
  2,267,506.61      3.141        6           21     Six-Month LIBOR        6
--------------------------------------------------------------------------------
  1,863,151.18      4.324        6           21     Six-Month LIBOR       12
--------------------------------------------------------------------------------
 11,047,331.13      3.634        6           21     Six-Month LIBOR       24
--------------------------------------------------------------------------------
    215,605.27      4.375        6           20     Six-Month LIBOR       25
--------------------------------------------------------------------------------
  1,384,631.42      3.272        6           20     Six-Month LIBOR       36
--------------------------------------------------------------------------------
    988,516.23      3.500        6           21     Six-Month LIBOR       60
--------------------------------------------------------------------------------
  1,749,574.33      3.792        6           32     Six-Month LIBOR        0
--------------------------------------------------------------------------------
    215,891.94      4.125        6           33     Six-Month LIBOR        6
--------------------------------------------------------------------------------
  1,720,018.23      2.310        6           33     Six-Month LIBOR       12
--------------------------------------------------------------------------------
    832,824.92      4.410        6           33     Six-Month LIBOR       24
--------------------------------------------------------------------------------
  1,526,367.90      4.884        6           33     Six-Month LIBOR       36
--------------------------------------------------------------------------------
    988,021.97      5.625        6           57     Six-Month LIBOR       12
--------------------------------------------------------------------------------
    221,032.23      6.875        6           56     Six-Month LIBOR       24
--------------------------------------------------------------------------------
    411,099.19      4.844        6           56     Six-Month LIBOR       36
--------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

                              ONE-MONTH LIBOR CAP

 MON   BEGINNING     ENDING          NOTIONAL       LOWER      UPPER
        ACCRUAL     ACCRUAL        BALANCE ($)     COLLAR     COLLAR
                                                     (%)        (%)
---------------------------------------------------------------------
   1     4/27/04     5/25/04     246,000,000.00     7.153      10.000
   2     5/25/04     6/25/04     243,419,083.40     6.453      10.000
   3     6/25/04     7/25/04     240,333,390.33     6.674      10.000
   4     7/25/04     8/25/04     236,748,536.37     6.457      10.000
   5     8/25/04     9/25/04     232,672,768.91     6.459      10.000
   6     9/25/04    10/25/04     228,118,829.68     6.680      10.000
   7    10/25/04    11/25/04     223,115,711.12     6.464      10.000
   8    11/25/04    12/25/04     217,805,484.20     6.686      10.000
   9    12/25/04     1/25/05     212,271,133.25     6.471      10.000
  10     1/25/05     2/25/05     206,757,946.13     6.475      10.000
  11     2/25/05     3/25/05     201,388,472.27     7.183      10.000
  12     3/25/05     4/25/05     196,160,175.13     6.482      10.000
  13     4/25/05     5/25/05     191,069,228.85     6.705      10.000
  14     5/25/05     6/25/05     186,111,913.87     6.489      10.000
  15     6/25/05     7/25/05     181,283,069.33     6.714      10.000
  16     7/25/05     8/25/05     176,580,859.38     6.498      10.000
  17     8/25/05     9/25/05     172,001,856.45     6.502      10.000
  18     9/25/05    10/25/05     167,537,548.29     6.727      10.000
  19    10/25/05    11/25/05     163,080,049.09     6.511      10.000
  20    11/25/05    12/25/05     157,223,118.75     6.791      10.000
  21    12/25/05     1/25/06     150,825,433.51     7.422      10.000
  22     1/25/06     2/25/06     144,742,698.95     7.623      10.000
  23     2/25/06     3/25/06     138,949,448.52     8.437      10.000
  24     3/25/06     4/25/06     133,495,768.39     7.600      10.000
  25     4/25/06     5/25/06     129,181,559.97     7.857      10.000
  26     5/25/06     6/25/06     125,488,339.66     7.623      10.000
  27     6/25/06     7/25/06     121,910,922.47     8.228      10.000
  28     7/25/06     8/25/06     118,443,761.08     8.021      10.000
  29     8/25/06     9/25/06     115,080,183.81     8.017      10.000
  30     9/25/06    10/25/06     111,816,111.91     8.283      10.000
  31    10/25/06    11/25/06     108,648,404.16     8.009      10.000
  32    11/25/06    12/25/06     105,574,023.24     8.300      10.000
  33    12/25/06     1/25/07     102,590,218.48     8.365      10.000
  34     1/25/07     2/25/07      99,696,554.27     8.680      10.000
  35     2/25/07     3/25/07      96,890,073.81     9.617      10.000
  36     3/25/07     4/25/07      94,165,441.50     8.669      10.000
  37     4/25/07     5/25/07      91,520,053.31     8.954      10.000
  38     5/25/07     6/25/07      89,976,698.65     8.569      10.000
  39     6/25/07     7/25/07      87,562,116.40     9.156      10.000
  40     7/25/07     8/25/07      85,219,077.98     8.974      10.000
  41     8/25/07     9/25/07      82,944,678.74     8.951      10.000
  42     9/25/07    10/25/07      80,735,498.64     9.227      10.000
  43    10/25/07    11/25/07      78,589,663.86     8.901      10.000
  44    11/25/07    12/25/07      76,505,225.19     9.181      10.000
  45    12/25/07     1/25/08      74,480,319.93     8.882      10.000
  46     1/25/08     2/25/08      72,513,178.20     8.945      10.000
  47     2/25/08     3/25/08      70,602,512.41     9.545      10.000
  48     3/25/08     4/25/08      68,746,021.67     8.900      10.000
  49     4/25/08     5/25/08      66,942,047.63     9.175      10.000
  50     5/25/08     6/25/08      65,188,992.44     8.853      10.000
  51     6/25/08     7/25/08      63,485,309.77     9.132      10.000
  52     7/25/08     8/25/08      61,829,365.09     8.883      10.000
  53     8/25/08     9/25/08      60,220,204.78     8.861      10.000
  54     9/25/08    10/25/08      58,656,060.02     9.135      10.000
  55    10/25/08    11/25/08      57,135,569.35     8.817      10.000
  56    11/25/08    12/25/08      55,657,451.15     9.094      10.000
  57    12/25/08     1/25/09      54,220,424.43     8.781      10.000
  58     1/25/09     2/25/09      52,823,156.65     8.802      10.000
  59     2/25/09     3/25/09      51,464,563.80     9.732      10.000
  60     3/25/09     4/25/09      50,143,476.36     8.757      10.000
  61     4/25/09     5/25/09      48,858,766.32     9.028      10.000
  62     5/25/09     6/25/09      47,609,352.57     8.710      10.000
  63     6/25/09     7/25/09      46,394,188.21     8.980      10.000
  64     7/25/09     8/25/09      45,212,262.50     8.664      10.000
  65     8/25/09     9/25/09      44,062,590.39     8.641      10.000
  66     9/25/09    10/25/09      42,944,221.18     8.909      10.000
  67    10/25/09    11/25/09      41,856,233.96     8.596      10.000
  68    11/25/09    12/25/09      40,797,736.83     8.862      10.000
  69    12/25/09     1/25/10      39,767,865.88     8.551      10.000
  70     1/25/10     2/25/10      38,765,784.32     8.528      10.000
  71     2/25/10     3/25/10      37,789,960.17     9.428      10.000
  72     3/25/10     4/25/10      36,809,681.78     8.491      10.000
  73     4/25/10     5/25/10      35,855,676.71     8.763      10.000
  74     5/25/10     6/25/10      34,927,183.42     8.463      10.000
  75     6/25/10     7/25/10      34,023,464.05     8.734      10.000
  76     7/25/10     8/25/10      33,143,803.68     8.436      10.000
  77     8/25/10     9/25/10      32,287,509.51     8.422      10.000
  78     9/25/10    10/25/10      31,453,910.13     8.693      10.000
  79    10/25/10    11/25/10      30,642,354.93     8.397      10.000
  80    11/25/10    12/25/10      29,852,213.27     8.668      10.000
  81    12/25/10     1/25/11      29,082,873.99     8.373      10.000
  82     1/25/11     2/25/11      28,333,744.62     8.361      10.000
  83     2/25/11     3/25/11      27,604,250.88     9.256      10.000
  84     3/25/11     4/25/11      26,893,836.09     8.340      10.000
  85     4/25/11     5/25/11      26,201,960.55     8.610      10.000
  86     5/25/11     6/25/11      25,528,100.98     8.319      10.000
  87     6/25/11     7/25/11      24,871,750.10     8.590      10.000
  88     7/25/11     8/25/11      24,232,415.95     8.300      10.000
  89     8/25/11     9/25/11               0.00     0.000       0.000
  90     9/25/11    10/25/11               0.00     0.000       0.000

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                     AVAILABLE FUNDS      AVAILABLE FUNDS
MON       DATE       CAP (%) (1), (2)     CAP (%) (1), (3)
----------------------------------------------------------
  1      5/25/04          7.240                7.240
----------------------------------------------------
  2      6/25/04          6.540               10.087
----------------------------------------------------
  3      7/25/04          6.758               10.087
----------------------------------------------------
  4      8/25/04          6.542               10.087
----------------------------------------------------
  5      9/25/04          6.543               10.087
----------------------------------------------------
  6     10/25/04          6.764               10.086
----------------------------------------------------
  7     11/25/04          6.548               10.086
----------------------------------------------------
  8     12/25/04          6.768               10.086
----------------------------------------------------
  9      1/25/05          6.552               10.086
----------------------------------------------------
 10      2/25/05          6.555               10.085
----------------------------------------------------
 11      3/25/05          7.261               10.083
----------------------------------------------------
 12      4/25/05          6.561               10.084
----------------------------------------------------
 13      5/25/05          6.783               10.083
----------------------------------------------------
 14      6/25/05          6.568               10.084
----------------------------------------------------
 15      7/25/05          6.790               10.083
----------------------------------------------------
 16      8/25/05          6.575               10.083
----------------------------------------------------
 17      9/25/05          6.578               10.083
----------------------------------------------------
 18     10/25/05          6.802               10.081
----------------------------------------------------
 19     11/25/05          6.586               10.081
----------------------------------------------------
 20     12/25/05          6.806               10.080
----------------------------------------------------
 21      1/25/06          6.447               10.080
----------------------------------------------------
 22      2/25/06          6.316               10.079
----------------------------------------------------
 23      3/25/06          7.005               10.076
----------------------------------------------------
 24      4/25/06          6.338               10.078
----------------------------------------------------
 25      5/25/06          6.561               10.076
----------------------------------------------------
 26      6/25/06          6.357               10.076
----------------------------------------------------
 27      7/25/06          6.578               10.074
----------------------------------------------------
 28      8/25/06          6.373               10.075
----------------------------------------------------
 29      9/25/06          6.382               10.074
----------------------------------------------------
 30     10/25/06          6.603               10.073
----------------------------------------------------
 31     11/25/06          6.399               10.073
----------------------------------------------------
 32     12/25/06          6.621               10.070
----------------------------------------------------
 33      1/25/07          6.406               10.071
----------------------------------------------------
 34      2/25/07          6.368               10.070
----------------------------------------------------
 35      3/25/07          7.061               10.065
----------------------------------------------------
 36      4/25/07          6.387               10.068
----------------------------------------------------
 37      5/25/07          6.611               10.066
----------------------------------------------------
 38      6/25/07          6.331               10.067
----------------------------------------------------
 39      7/25/07          6.543               10.066
----------------------------------------------------
 40      8/25/07          6.332               10.069
----------------------------------------------------
 41      9/25/07          6.333               10.070
----------------------------------------------------
 42     10/25/07          6.546               10.071
----------------------------------------------------
 43     11/25/07          6.337               10.074
----------------------------------------------------
 44     12/25/07          6.550               10.074
----------------------------------------------------
 45      1/25/08          6.341               10.075
----------------------------------------------------
 46      2/25/08          6.343               10.076
----------------------------------------------------
 47      3/25/08          6.783               10.074
----------------------------------------------------
 48      4/25/08          6.347               10.075
----------------------------------------------------
 49      5/25/08          6.561               10.075
----------------------------------------------------
 50      6/25/08          6.352               10.075
----------------------------------------------------
 51      7/25/08          6.565               10.075
----------------------------------------------------
 52      8/25/08          6.356               10.075
----------------------------------------------------
 53      9/25/08          6.358               10.075
----------------------------------------------------
 54     10/25/08          6.572               10.074
----------------------------------------------------
 55     11/25/08          6.362               10.075
----------------------------------------------------
 56     12/25/08          6.575               10.074
----------------------------------------------------
 57      1/25/09          6.364               10.075
----------------------------------------------------
 58      2/25/09          6.366               10.075
----------------------------------------------------
 59      3/25/09          7.049               10.072
----------------------------------------------------
 60      4/25/09          6.369               10.075
----------------------------------------------------
 61      5/25/09          6.583               10.074
----------------------------------------------------
 62      6/25/09          6.373               10.075
----------------------------------------------------
 63      7/25/09          6.588               10.075
----------------------------------------------------
 64      8/25/09          6.377               10.075
----------------------------------------------------
 65      9/25/09          6.379               10.075
----------------------------------------------------
 66     10/25/09          6.594               10.074
----------------------------------------------------
 67     11/25/09          6.383               10.075
----------------------------------------------------
 68     12/25/09          6.598               10.074
----------------------------------------------------
 69      1/25/10          6.388               10.075
----------------------------------------------------
 70      2/25/10          6.390               10.075
----------------------------------------------------
 71      3/25/10          7.079               10.073
----------------------------------------------------
 72      4/25/10          6.402               10.076
----------------------------------------------------
 73      5/25/10          6.623               10.074
----------------------------------------------------
 74      6/25/10          6.417               10.075
----------------------------------------------------
 75      7/25/10          6.639               10.074
----------------------------------------------------
 76      8/25/10          6.433               10.075
----------------------------------------------------
 77      9/25/10          6.441               10.076
----------------------------------------------------
 78     10/25/10          6.665               10.074
----------------------------------------------------
 79     11/25/10          6.459               10.075
----------------------------------------------------
 80     12/25/10          6.683               10.074
----------------------------------------------------
 81      1/25/11          6.476               10.075
----------------------------------------------------
 82      2/25/11          6.485               10.075
----------------------------------------------------
 83      3/25/11          7.190               10.072
----------------------------------------------------
 84      4/25/11          6.504               10.074
----------------------------------------------------
 85      5/25/11          6.731               10.074
----------------------------------------------------
 86      6/25/11          6.523               10.075
----------------------------------------------------
 87      7/25/11          6.751               10.074
----------------------------------------------------
 88      8/25/11          6.544               10.075
----------------------------------------------------
 89      9/25/11          0.000                0.000
----------------------------------------------------
 90     10/25/11          0.000                0.000
----------------------------------------------------

1. Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date plus any 1ML Cap flows, less the current interest on the Class A-X, Class M-1-X, Class M-2-X and Class M-3-X Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, then, multiplied by 30 and divided by the actual number of days in the related accrual period on such Distribution Date.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.09% and 1.15%, respectively. The values indicated include proceeds from 1ML Caps, although such proceeds are excluded from the calculation of the Available Funds Cap defined herein.

3. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.09% and 1.15% in month 1, respectively, both increasing to 20.00% in month 2 and thereafter. The values indicated include proceeds from 1ML Caps, although such proceeds are excluded from the calculation of the Available Funds Cap defined herein.

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

                         DISCOUNT MARGIN TABLE (TO CALL)

                              0%              80%            100%              150%           200%
                         PRICING SPEED   PRICING SPEED   PRICING SPEED    PRICING SPEED   PRICING SPEED
                            TO CALL         TO CALL         TO CALL          TO CALL         TO CALL
-------------------------------------------------------------------------------------------------------
                          DISC MARGIN     DISC MARGIN     DISC MARGIN      DISC MARGIN     DISC MARGIN
-------------------------------------------------------------------------------------------------------
A

              100.00%               42              42              42               42              42

            WAL (YRS)            17.65            3.16            2.50             1.43            1.03
       MOD DURN (YRS)            15.21            3.05            2.44             1.42            1.03
     PRINCIPAL WINDOW    May04 - Aug32   May04 - Jun13   May04 - Aug11    May04 - Dec08   May04 - Jul06
-------------------------------------------------------------------------------------------------------
M-1

              100.00%               55              55              55               55              55

            WAL (YRS)            25.60            5.94            4.95             4.60            2.51
       MOD DURN (YRS)            20.96            5.66            4.76             4.46            2.47
     PRINCIPAL WINDOW    Feb25 - Aug32   May07 - Jun13   Aug07 - Aug11    Jul08 - Dec08   Jul06 - Feb07
-------------------------------------------------------------------------------------------------------
M-2

              100.00%              120             120             120              120             120

            WAL (YRS)            25.60            5.94            4.88             4.04            3.10
       MOD DURN (YRS)            19.34            5.52            4.60             3.87            3.00
     PRINCIPAL WINDOW    Feb25 - Aug32   May07 - Jun13   Jun07 - Aug11    Oct07 - Dec08   Feb07 - Jun07
-------------------------------------------------------------------------------------------------------
M-3

              100.00%              140             140             140              140             140

            WAL (YRS)            25.60            5.94            4.84             3.78            3.16
       MOD DURN (YRS)            18.88            5.48            4.54             3.62            3.05
     PRINCIPAL WINDOW    Feb25 - Aug32   May07 - Jun13   Jun07 - Aug11    Sep07 - Dec08   Jun07 - Jun07
-------------------------------------------------------------------------------------------------------

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                              0%              80%            100%              150%           200%
                         PRICING SPEED   PRICING SPEED   PRICING SPEED    PRICING SPEED   PRICING SPEED
                          TO MATURITY     TO MATURITY     TO MATURITY      TO MATURITY     TO MATURITY
--------------------------------------------------------------------------------------------------------
                          DISC MARGIN     DISC MARGIN     DISC MARGIN      DISC MARGIN     DISC MARGIN
--------------------------------------------------------------------------------------------------------
A

              100.00%               42              45              45               45              42

            WAL (YRS)            17.70            3.45            2.75             1.57            1.03
       MOD DURN (YRS)            15.25            3.30            2.66             1.54            1.03
     PRINCIPAL WINDOW    May04 - Dec33   May04 - Aug25   May04 - Jan22    May04 - Mar16   May04 - Jul06
--------------------------------------------------------------------------------------------------------
M-1

              100.00%               55              58              58               59              55

            WAL (YRS)            25.73            6.63            5.52             5.39            2.51
       MOD DURN (YRS)            21.05            6.23            5.26             5.18            2.47
     PRINCIPAL WINDOW    Feb25 - Nov33   May07 - Aug21   Aug07 - May18    Jul08 - Aug13   Jul06 - Feb07
--------------------------------------------------------------------------------------------------------
M-2

              100.00%              120             125             125              124             142

            WAL (YRS)            25.73            6.54            5.37             4.37            5.11
       MOD DURN (YRS)            19.41            5.99            5.01             4.16            4.80
     PRINCIPAL WINDOW    Feb25 - Sep33   May07 - Nov19   Jun07 - Jan17    Oct07 - Aug12   Feb07 - Nov12
--------------------------------------------------------------------------------------------------------
M-3

              100.00%              140             145             145              144             158

            WAL (YRS)            25.72            6.43            5.25             4.05            4.32
       MOD DURN (YRS)            18.94            5.86            4.87             3.85            4.09
     PRINCIPAL WINDOW    Feb25 - Jul33   May07 - Aug17   Jun07 - Jan15    Sep07 - Mar11   May08 - Mar09
--------------------------------------------------------------------------------------------------------

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

TO MATURITY

         PERCENTAGE OF CLASS A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                       0% PRICING     80% PRICING     100% PRICING    150% PRICING     200% PRICING
      DATE               SPEED           SPEED           SPEED           SPEED            SPEED
---------------------------------------------------------------------------------------------------
Initial Percentage        100             100             100             100              100
    25-Apr-05              99              78              73              60               47
    25-Apr-06              97              53              43              21                3
    25-Apr-07              96              35              24               4                0
    25-Apr-08              94              28              21               4                0
    25-Apr-09              92              22              16               4                0
    25-Apr-10              90              17              11               4                0
    25-Apr-11              88              13               8               3                0
    25-Apr-12              86              10               6               2                0
    25-Apr-13              83               8               5               1                0
    25-Apr-14              80               6               3               1                0
    25-Apr-15              77               5               3               *                0
    25-Apr-16              74               4               2               0                0
    25-Apr-17              71               3               1               0                0
    25-Apr-18              67               2               1               0                0
    25-Apr-19              63               2               1               0                0
    25-Apr-20              59               1               *               0                0
    25-Apr-21              56               1               *               0                0
    25-Apr-22              52               1               0               0                0
    25-Apr-23              47               *               0               0                0
    25-Apr-24              43               *               0               0                0
    25-Apr-25              38               *               0               0                0
    25-Apr-26              35               0               0               0                0
    25-Apr-27              31               0               0               0                0
    25-Apr-28              28               0               0               0                0
    25-Apr-29              23               0               0               0                0
    25-Apr-30              19               0               0               0                0
    25-Apr-31              14               0               0               0                0
    25-Apr-32               9               0               0               0                0
    25-Apr-33               4               0               0               0                0
    25-Apr-34               0               0               0               0                0

WAL (yrs)                17.70            3.45            2.75            1.57             1.03

* = less than 0.5%

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                       0% PRICING     80% PRICING     100% PRICING    150% PRICING     200% PRICING
       DATE              SPEED           SPEED           SPEED           SPEED            SPEED
---------------------------------------------------------------------------------------------------
Initial Percentage        100             100             100             100              100
    25-Apr-05             100             100             100             100              100
    25-Apr-06             100             100             100             100              100
    25-Apr-07             100             100             100             100                0
    25-Apr-08             100              72              55             100                0
    25-Apr-09             100              56              40              55                0
    25-Apr-10             100              43              29              19                0
    25-Apr-11             100              34              22               7                0
    25-Apr-12             100              26              16               5                0
    25-Apr-13             100              21              12               1                0
    25-Apr-14             100              16               9               0                0
    25-Apr-15             100              13               7               0                0
    25-Apr-16             100              10               5               0                0
    25-Apr-17             100               8               3               0                0
    25-Apr-18             100               6               *               0                0
    25-Apr-19             100               5               0               0                0
    25-Apr-20             100               3               0               0                0
    25-Apr-21             100               1               0               0                0
    25-Apr-22             100               0               0               0                0
    25-Apr-23             100               0               0               0                0
    25-Apr-24             100               0               0               0                0
    25-Apr-25              98               0               0               0                0
    25-Apr-26              90               0               0               0                0
    25-Apr-27              81               0               0               0                0
    25-Apr-28              71               0               0               0                0
    25-Apr-29              60               0               0               0                0
    25-Apr-30              49               0               0               0                0
    25-Apr-31              37               0               0               0                0
    25-Apr-32              24               0               0               0                0
    25-Apr-33              10               0               0               0                0
    25-Apr-34               0               0               0               0                0

WAL (yrs)                25.73            6.63            5.52            5.39             2.51

* = less than 0.5%

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                       0% PRICING     80% PRICING     100% PRICING    150% PRICING     200% PRICING
       DATE              SPEED           SPEED           SPEED           SPEED            SPEED
---------------------------------------------------------------------------------------------------
Initial Percentage        100             100             100             100              100
    25-Apr-05             100             100             100             100              100
    25-Apr-06             100             100             100             100              100
    25-Apr-07             100             100             100             100               74
    25-Apr-08             100              72              55              42               74
    25-Apr-09             100              56              40              17               55
    25-Apr-10             100              43              29              11               27
    25-Apr-11             100              34              22               7               12
    25-Apr-12             100              26              16               1                3
    25-Apr-13             100              21              12               0                0
    25-Apr-14             100              16               9               0                0
    25-Apr-15             100              13               6               0                0
    25-Apr-16             100              10               2               0                0
    25-Apr-17             100               8               0               0                0
    25-Apr-18             100               5               0               0                0
    25-Apr-19             100               1               0               0                0
    25-Apr-20             100               0               0               0                0
    25-Apr-21             100               0               0               0                0
    25-Apr-22             100               0               0               0                0
    25-Apr-23             100               0               0               0                0
    25-Apr-24             100               0               0               0                0
    25-Apr-25              98               0               0               0                0
    25-Apr-26              90               0               0               0                0
    25-Apr-27              81               0               0               0                0
    25-Apr-28              71               0               0               0                0
    25-Apr-29              60               0               0               0                0
    25-Apr-30              49               0               0               0                0
    25-Apr-31              37               0               0               0                0
    25-Apr-32              24               0               0               0                0
    25-Apr-33              10               0               0               0                0
    25-Apr-34               0               0               0               0                0

WAL (yrs)                25.73            6.54            5.37            4.37             5.11

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                       0% PRICING     80% PRICING     100% PRICING    150% PRICING     200% PRICING
       DATE              SPEED           SPEED           SPEED           SPEED            SPEED
---------------------------------------------------------------------------------------------------
Initial Percentage        100             100             100             100              100
    25-Apr-05             100             100             100             100              100
    25-Apr-06             100             100             100             100              100
    25-Apr-07             100             100             100             100              100
    25-Apr-08             100              72              55              26              100
    25-Apr-09             100              56              40              17                0
    25-Apr-10             100              43              29              11                0
    25-Apr-11             100              34              22               0                0
    25-Apr-12             100              26              16               0                0
    25-Apr-13             100              21              12               0                0
    25-Apr-14             100              16               9               0                0
    25-Apr-15             100              13               0               0                0
    25-Apr-16             100              10               0               0                0
    25-Apr-17             100               3               0               0                0
    25-Apr-18             100               0               0               0                0
    25-Apr-19             100               0               0               0                0
    25-Apr-20             100               0               0               0                0
    25-Apr-21             100               0               0               0                0
    25-Apr-22             100               0               0               0                0
    25-Apr-23             100               0               0               0                0
    25-Apr-24             100               0               0               0                0
    25-Apr-25              98               0               0               0                0
    25-Apr-26              90               0               0               0                0
    25-Apr-27              81               0               0               0                0
    25-Apr-28              71               0               0               0                0
    25-Apr-29              60               0               0               0                0
    25-Apr-30              49               0               0               0                0
    25-Apr-31              37               0               0               0                0
    25-Apr-32              24               0               0               0                0
    25-Apr-33              10               0               0               0                0
    25-Apr-34               0               0               0               0                0

WAL (yrs)                25.72            6.43            5.25            4.05             4.32

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.